CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Travelers Managed Income Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Travelers Managed Income Portfolio	Travelers Managed Income Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 7, 2005	Date: July 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney Money Market Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
Smith Barney Money Market Portfolio	Smith Barney Money Market Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 7, 2005	Date: July 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – MFS Total Return Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Travelers Series Fund Inc. –	Travelers Series Fund Inc. -
MFS Total Return Portfolio	MFS Total Return Portfolio

/s/ R. Jay Gerken	/s/ James M. Giallanza
R. Jay Gerken	James M. Giallanza
Date: July 7, 2005	Date: July 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.